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            Exhibit No. 10.8 to Form 8-K dated July 12, 1996    File No. 0-25022
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                 ASSIGNMENT AND RESERVATION OF RIGHTS

                                                            DATED: July 12, 1996
                                                            Denver, Colorado


     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CASINO CASINO PLC, a company organized in the Island of Nevis under Section 4(6) of the Nevis Business Corporation Ordinance 1984, as amended, whose address is P.O. Box 556, Main Street, Charlestown, Nevis ("Assignor"), hereby assigns and transfers to CHELSEA ATWATER, INC., a corporation organized in the United States of America under the laws of the State of Nevada ("Assignee"), all its right, title and interest in, to and under the following two agreements except as specifically reserved herein:

         1. Option to Purchase dated June 26, 1996, between E.V.A. LIMITED, a limited liability company organized in St. Vincent and the Grenadines under the provisions of the Companies Act, Chapter 219, as Grantor, whose address is c/o Casino Peniston, Peniston Valley, St. Vincent and the Grenadines ("EVA"), and Assignor as Optionee, consisting of an option to acquire all of EVA's rights under certain leases affecting the Emerald Valley Casino (also known as Casino Peniston) and portions of the Emerald Valley Hotel in Peniston, St. Vincent and the Grenadines, British West Indies; and

         2. Management Agreement dated June 26, 1996, between EVA and Assignor, pursuant to which EVA appointed Assignor for an eighteen-month period as the sole and exclusive manager for the purposes of operating and managing the sports betting portion of the casino business carried on by EVA at the Emerald Valley Casino; EXCEPT THAT Assignor reserves and retains the right to receive eight percent (8%) of the net revenues produced by the sports betting portion of such casino business and actually paid to and received by Assignee. The term "net revenues" means revenues to Assignee after payment or deduction of all payouts to winning bettors, all expenses, charges and reserves, any other revenue interests granted by Assignee and any other revenue or net revenue burdens, such as payments to licensees.

     This Assignment is made, executed and delivered effective as of the date below pursuant to the terms of that certain Asset Purchase Agreement between Assignor and Assignee dated of even date herewith.

     Assignor acknowledges and agrees that the foregoing assignment and transfer does not relieve it from any liabilities or obligations under the agreements herein assigned and transferred to Assignee.

     By signature below, Chelsea Atwater, Inc. accepts this assignment and transfer and accepts all liabilities and obligations under such agreements. This Assignment of Rights and the performance of all obligations herein has been authorized by all requisite corporate action of both parties.

CASINO CASINO PLC (Assignor)                CHELSEA ATWATER, INC. (Assignee)



By   /s/  Michael Ryan                 By:   /s/  John D. Brasher Jr.
  ----------------------------            ------------------------------------
          AUTHORIZED OFFICER                            JOHN D. BRASHER JR.
                                                        CHIEF EXECUTIVE OFFICER



                                ACKNOWLEDGMENT
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STATE OF COLORADO  )
                   ) SS.
COUNTY OF DENVER           )

     I HEREBY CERTIFY that before me, a Notary Public duly commissioned and qualified in and for the above jurisdiction, personally came and appeared Michael Ryan, an authorized officer of Casino Casino PLC and John D. Brasher Jr., Chief Executive Officer of Chelsea Atwater, Inc., who after being duly sworn declared that they executed the foregoing Assignment of Rights as their free acts and deeds and that the statements therein set forth are true and correct.

     Subscribed and Sworn to on July 12, 1996.



X  /s/ Elisabeth M. Crosse                  Notary Commission Expires:
 ---------------------------------------
         NOTARY PUBLIC



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